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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

                             MELLON BANK CORPORATION



Know all men by these presents, that each person whose signature appears below constitutes and appoints Steven G. Elliott and Carl Krasik, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Mellon Bank Corporation for the year ended December 31, 1997, and any and all amendments thereto, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of February 17, 1998 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.


/s/ FRANK V. CAHOUET                               /s/ ROTAN E. LEE
------------------------------                     ----------------------------
Frank V. Cahouet, Director and                     Rotan E. Lee, Director
Principal Executive Officer


/s/ DWIGHT L. ALLISON, JR.                         /s/ ANDREW W. MATHIESON
------------------------------                     ----------------------------
Dwight L. Allison, Jr., Director                   Andrew W. Mathieson, Director


/s/ BURTON C. BORGELT                              /s/ EDWARD J. McANIFF
------------------------------                     ----------------------------
Burton C. Borgelt, Director                        Edward J. McAniff, Director


/s/ CAROL R. BROWN                                 /s/ MARTIN G. McGUINN
------------------------------                     ----------------------------
Carol R. Brown, Director                           Martin G. McGuinn, Director


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/s/ CHRISTOPHER M. CONDRON                       /s/ ROBERT MEHRABIAN
------------------------------                     ----------------------------
Christopher M. Condron, Director                 Robert Mehrabian, Director


/s/ J. W. CONNOLLY                               /s/ SEWARD PROSSER MELLON
------------------------------                   -------------------------------
J. W. Connolly, Director                         Seward Prosser Mellon, Director


/s/ CHARLES A. CORRY                             /s/ DAVID S. SHAPIRA
------------------------------                   -------------------------------
Charles A. Corry, Director                       David S. Shapira, Director


/s/ C. FREDERICK FETTEROLF                       /s/ W. KEITH SMITH
------------------------------                   -------------------------------
C. Frederick Fetterolf, Director                 W. Keith Smith, Director


/s/ IRA J. GUMBERG                               /s/ JOAB L. THOMAS
------------------------------                   -- ----------------------------
Ira J. Gumberg, Director                         Joab L. Thomas, Director


/s/ PEMBERTON HUTCHINSON                         /s/ WESLEY W. von SCHACK
------------------------------                   -------------------------------
Pemberton Hutchinson, Director                   Wesley W. von Schack, Director


/s/ GEORGE W. JOHNSTONE                          /s/ WILLIAM J. YOUNG
------------------------------                   -------------------------------
George W. Johnstone, Director                    William J. Young, Director








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